Exhibit 99.1

News Release

For more information, contact:

Name: McCall Butler

AT&T Corporate Communications

Phone: 404-986-0456

Email: mb8191@att.com

AT&T INC. ANNOUNCES DEBT EXCHANGE OFFERS FOR FORTY-SIX SERIES OF NOTES

Dallas, Texas, October 30, 2017 — AT&T Inc. (NYSE: T) (“AT&T”) announced today the commencement of private offers to exchange forty-six series of notes across two series of exchange offers and the solicitation of consents to amend indentures governing certain series of notes, each as detailed below.

MATURITY EXTENSION EXCHANGE OFFERS

In the first series of exchange offers, the “Maturity Extension Exchange Offers”, AT&T has commenced private offers to (i) exchange (the “Maturity Extension Pool 1 Offer”) the eleven series of notes described in the table below (collectively, the “Maturity Extension Pool 1 Notes”) for a new series of AT&T’s senior notes to be due in 2028 (the “New 2028 Notes”). The aggregate principal amount of Maturity Extension Pool 1 Notes that are accepted for exchange will be based on the order of acceptance priority for such series as set forth in the table below, and such that the aggregate principal amount of Maturity Extension Pool 1 Notes accepted in the Maturity Extension Pool 1 Offer results in the issuance of New 2028 Notes in an amount not exceeding $4,000,000,000 (the “2028 Notes Cap”);

Title of Security	Issuer	CUSIP Number	Principal Amount Outstanding (MM)	Reference UST Security(1)	Fixed Spread (basis points)(2)	Acceptance Priority Level
Pool 1 Notes

5.000% Global Notes due 2021	AT&T Inc.	00206RDA7	$1,430.3	5 year	15	1

5.000% Senior Notes due 2021	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	25459HBA2	$69.5	5 year	15	2

4.600% Global Notes due 2021	AT&T Inc.	00206RCZ3	$928.1	5 year	10	3

4.600% Senior Notes due 2021	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	25459HAW5	$71.9	5 year	10	4

4.450% Global Notes due 2021	AT&T Inc.	00206RAX0	$1,250.0	5 year	20	5

3.875% Global Notes due 2021	AT&T Inc.	00206RAZ5	$1,500.0	5 year	25	6

5.200% Global Notes due 2020	AT&T Inc.	00206RCY6	$1,154.2	3 year	15	7

October 30, 2017

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5.200% Senior Notes due 2020	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	25459HAT2; 25459HAR6; U25398AH8	$145.7	3 year	15	8

2.800% Global Notes due 2021	AT&T Inc.	00206RCR1	$2,000.0	5 year	10	9

2.450% Global Notes due 2020	AT&T Inc.	00206RCL4	$3,000.0	3 year	10	10

Floating Rate Global Notes due 2020	AT&T Inc.	00206RCK6	$750.0	N/A(3)	N/A(3)	11

(1) The 3 year Reference UST Security refers to the 1.625% U.S. Treasury Notes due October 15, 2020 and the 5 year Reference UST Security refers to the 2.000% U.S. Treasury Notes due October 31, 2022.

(2) Inclusive of an early participation payment of $50.00 of principal amount of New 2028 Notes per $1,000 principal amount of Maturity Extension Pool 1 Notes which is included in the total consideration.

(3) The total consideration for the Floating Rate Global Notes due 2020 (the “Floating Rate Notes”) is $1,020 (inclusive of an early participation payment of $50.00 of principal amount of New 2028 Notes) payable per $1,000 principal amount of the Floating Rate Notes validly tendered at or prior to the Early Participation Date.

and (ii) exchange (the “Maturity Extension Pool 2 Offer”) the seven series of notes described in the table below (collectively, the “Maturity Extension Pool 2 Notes” and, together with the Maturity Extension Pool 1 Notes, the “Old Maturity Extension Notes”) for a new series of AT&T’s senior notes to be due in 2030 (the “New 2030 Notes” and, together with the New 2028 Notes, the “New Maturity Extension Notes”). The aggregate principal amount of Maturity Extension Pool 2 Notes that are accepted for exchange will be based on the order of acceptance priority for such series as set forth in the table below, and such that the aggregate principal amount of Maturity Extension Pool 2 Notes accepted in the Maturity Extension Pool 2 Offer results in the issuance of New 2030 Notes in an amount not exceeding $4,000,000,000 (the “2030 Notes Cap”).

Title of Security	Issuer	CUSIP Number	Principal Amount Outstanding (MM)	Reference UST Security(1)	Fixed Spread (basis points)(2)	Acceptance Priority Level
Pool 2 Notes

Zero Coupon Senior Notes due 2022	AT&T Inc.	00206RAE2	$1,029.0	5 year	80	1

3.800% Global Notes due 2022	AT&T Inc.	00206RDB5	$1,414.8	5 year	40	2

3.800% Senior Notes due 2022	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	25459HBF1; 25459HBD6; U25398AL9	$85.0	5 year	40	3

3.600% Global Notes due 2023	AT&T Inc.	00206RCS9	$2,600.0	5 year	70	4

3.000% Global Notes due 2022 (February)	AT&T Inc.	00206RBD3	$1,850.0	5 year	35	5

3.000% Global Notes due 2022 (June)	AT&T Inc.	00206RCM2	$2,750.0	5 year	45	6

2.625% Global Notes due 2022	AT&T Inc.	00206RBN1	$1,500.0	5 year	45	7

(1) The 5 year Reference UST Security refers to the 2.000% U.S. Treasury Notes due October 31, 2022.

(2) Inclusive of an early participation payment of $50.00 of principal amount of New 2030 Notes per $1,000 principal amount of Maturity Extension Pool 2 Notes which is included in the total consideration.

October 30, 2017

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In addition, holders whose Old Maturity Extension Notes are accepted for exchange will receive in cash accrued and unpaid interest from the last applicable interest payment date to, but excluding, the date on which the exchange of such Old Maturity Extension Notes is settled, and amounts due in lieu of fractional amounts of New Maturity Extension Notes.

The Maturity Extension Exchange Offers are being conducted upon the terms and subject to the conditions set forth in an offering memorandum (the “Maturity Extension Offering Memorandum”), dated October 30, 2017, and the related letter of transmittal (the “Maturity Extension Letter of Transmittal”). AT&T reserves the right, in its sole discretion, to increase the 2028 Notes Cap and/or the 2030 Notes Cap following commencement of the Exchange Offers.

Each Maturity Extension Exchange Offer is subject to certain conditions, including, with respect to the Maturity Extension Pool 1 Offer, a minimum of $500,000,000 aggregate principal amount of New 2028 Notes being issued in the Maturity Extension Pool 1 Offer, and, with respect to the Maturity Extension Pool 2 Offer, a minimum of $500,000,000 aggregate principal amount of New 2030 Notes being issued in the Maturity Extension Pool 2 Offer.

OPCO AND AT&T EXCHANGE OFFERS

In the second series of exchange offers, the “OpCo and AT&T Exchange Offers”, AT&T has commenced private offers to (i) exchange (the “Obligor Exchange Offer”) the twenty-one series of notes described in the table below (collectively, the “OpCo Notes”) issued by certain of AT&T’s wholly-owned subsidiaries, for new series of senior notes to be issued by AT&T (the “New AT&T Obligor Notes”) as described in, and for the consideration summarized in, the table below;

					Exchange Consideration(1)		Early Participation Payment(1)	Total Consideration(1)(2)
Title of Series of OpCo Notes	Issuer	CUSIP Number	Principal Amount Outstanding (MM)	Title of Series of New AT&T Notes	New AT&T Notes (principal amount)	Cash	New AT&T Notes (principal amount)	New AT&T Notes (principal amount)	Cash
OpCo Notes

7.120% Debentures, due July 15, 2097	BellSouth, LLC(3)	079857AF5	$262	7.120% Global Notes due 2097	$950.00	$1.00	$50.00	$1,000.00	$1.00

6.650% Zero-to-Full Debentures, due December 15, 2095	BellSouth Telecommunications, LLC(4)	079867AS6	$105	6.650% Global Notes due 2095	$950.00	$1.00	$50.00	$1,000.00	$1.00

7.000% Debentures, due December 1, 2095	BellSouth Telecommunications, LLC(4)	079867AP2	$142	7.000% Global Notes due 2095	$950.00	$1.00	$50.00	$1,000.00	$1.00

October 30, 2017

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5.850% Debentures due November 15, 2045	BellSouth Telecommunications, LLC(4)	079867AN7	$87	5.850% Global Notes due 2045	$950.00	$1.00	$50.00	$1,000.00	$1.00

5.950% Debentures due January 15, 2038	Ameritech Capital Funding Corporation	030955AP3	$12	5.950% Global Notes due 2038	$950.00	$1.00	$50.00	$1,000.00	$1.00

6.000% Notes due 2034	BellSouth, LLC(5)	079860AK8	$316	6.000% Global Notes due 2034	$950.00	$1.00	$50.00	$1,000.00	$1.00

6.550% Notes due 2034	BellSouth, LLC(5)	079860AE2	$343	6.550% Global Notes due 2034	$950.00	$1.00	$50.00	$1,000.00	$1.00

7.125% Senior Notes due 2031	AT&T Mobility LLC(6)	17248RAJ5	$510	7.125% Global Notes due 2031	$950.00	$1.00	$50.00	$1,000.00	$1.00

8.250% Senior Notes due November 15, 2031(7)	AT&T Corp.	001957BD0; U03017BC0	$521	8.250% Global Notes due 2031	$950.00	$1.00	$50.00	$1,000.00	$1.00

6.875 % Notes due 2031	BellSouth, LLC(5)	079860AD4	$325	6.875% Global Notes due 2031	$950.00	$1.00	$50.00	$1,000.00	$1.00

8.750% Senior Notes due 2031	New Cingular Wireless Services, Inc.(8)	00209AAF3; U0027MAC1	$822	8.750% Global Notes due 2031	$950.00	$1.00	$50.00	$1,000.00	$1.00

7.875% Debentures due 2030	BellSouth, LLC(3)	079857AH1	$360	7.875% Global Notes due 2030	$950.00	$1.00	$50.00	$1,000.00	$1.00

6.500% Notes due 2029	AT&T Corp.	001957AW9	$138	6.500% Global Notes due 2029	$950.00	$1.00	$50.00	$1,000.00	$1.00

6.375% Debentures, due June 1, 2028	BellSouth Telecommunications, LLC(4)	079867AW7	$334	6.375% Global Notes due 2028	$950.00	$1.00	$50.00	$1,000.00	$1.00

6.550% Debentures due January 15, 2028	Ameritech Capital Funding Corporation	030955AN8	$258	6.550% Global Notes due 2028	$950.00	$1.00	$50.00	$1,000.00	$1.00

6.875% Debentures due 2027	Ameritech Capital Funding Corporation	030955AJ7	$67	6.875% Global Notes due 2027	$950.00	$1.00	$50.00	$1,000.00	$1.00

6.040% Debentures, due November 15, 2026	BellSouth, LLC(3)	079857AC2	$4	6.040% Global Notes due 2026	$950.00	$1.00	$50.00	$1,000.00	$1.00

7.300% Debentures due August 15, 2026	Indiana Bell Telephone Company, Incorporated	454614AK4	$83	7.300% Global Notes due 2026	$950.00	$1.00	$50.00	$1,000.00	$1.00

7.125% Debentures due March 15, 2026(7)	Pacific Bell Telephone Company(9)	694032AT0	$625	7.125% Global Notes due 2026	$950.00	$1.00	$50.00	$1,000.00	$1.00

October 30, 2017

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7.000% Debentures, due October 1, 2025	BellSouth Telecommunications, LLC(4)	079867AM9	$168	7.000% Global Notes due 2025	$950.00	$1.00	$50.00	$1,000.00	$1.00

7.850% Debentures due January 15, 2022	Michigan Bell Telephone Company	594185AQ3	$200	7.850% Global Notes due 2022	$950.00	$1.00	$50.00	$1,000.00	$1.00

(1) The term “New AT&T Notes” in this column refers, in each case, to the series of New AT&T Obligor Notes corresponding to the series of OpCo Notes of like tenor and coupon.

(2) Includes the Early Participation Payment.

(3) The 7.120% Debentures, due July 15, 2097, the 7.875% Debentures due 2030 and the 6.040% Debentures, due November 15, 2026, were originally issued by BellSouth Capital Funding Corporation, which subsequently merged with and into BellSouth Corporation, which subsequently converted to BellSouth, LLC.

(4) BellSouth Telecommunications, LLC converted from BellSouth Telecommunications, Inc.

(5) The 6.000% Notes due 2034, the 6.550% Notes due 2034 and the 6.875% Notes due 2031 were originally issued by BellSouth Corporation, which subsequently converted to BellSouth, LLC.

(6) AT&T Mobility LLC was formerly known as Cingular Wireless LLC.

(7) The 8.250% Senior Notes due November 15, 2031 (with an initial interest rate of 8.000%) and the 7.125% Debentures due March 15, 2026 are fully, unconditionally and irrevocably guaranteed by AT&T.

(8) New Cingular Wireless Services, Inc. was formerly known as AT&T Wireless Services, Inc.

(9) Pacific Bell Telephone Company was formerly known as Pacific Bell.

and (ii) exchange (the “New 2046 Exchange Offer”) the OpCo Notes and the seven series of notes described under the heading “Old AT&T Notes” in the table below (the “Old AT&T Notes” and, together with the OpCo Notes and the Old Maturity Extension Notes, the “Old Notes”) for a new series of AT&T’s senior notes to be due in 2046 (the “New 2046 Notes” and, together with the New AT&T Obligor Notes and the New Maturity Extension Notes, the “New Notes”).

Title of Security	Issuer	CUSIP Number	Principal Amount Outstanding (MM)	Cash Payment Percent of Premium	Reference UST Security(1)	Fixed Spread (basis points)(2)
OpCo Notes

7.120% Debentures, due July 15, 2097	BellSouth, LLC(3)	079857AF5	$262	100%	30 year	290

6.650% Zero-to-Full Debentures, due December 15, 2095	BellSouth Telecommunications, LLC(4)	079867AS6	$105	100%	30 year	290

7.000% Debentures, due December 1, 2095	BellSouth Telecommunications, LLC(4)	079867AP2	$142	100%	30 year	290

5.850% Debentures due November 15, 2045	BellSouth Telecommunications, LLC(4)	079867AN7	$87	100%	30 year	230

5.950% Debentures due January 15, 2038	Ameritech Capital Funding Corporation	030955AP3	$12	100%	30 year	205

6.000% Notes due 2034	BellSouth, LLC(5)	079860AK8	$316	100%	30 year	195

6.550% Notes due 2034	BellSouth, LLC(5)	079860AE2	$343	100%	30 year	195

October 30, 2017

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7.125% Senior Notes due 2031	AT&T Mobility LLC(6)	17248RAJ5	$510	100%	10 year	180

8.250% Senior Notes due November 15, 2031(7)	AT&T Corp.	001957BD0; U03017BC0	$521	100%	10 year	180

6.875% Notes due 2031	BellSouth, LLC(5)	079860AD4	$325	100%	10 year	200

8.750% Senior Notes due 2031	New Cingular Wireless Services, Inc.(8)	00209AAF3; U0027MAC1	$822	100%	10 year	185

7.875% Debentures due 2030	BellSouth, LLC(3)	079857AH1	$360	100%	10 year	195

6.500% Notes due 2029	AT&T Corp.	001957AW9	$138	100%	10 year	180

6.375% Debentures, due June 1, 2028	BellSouth Telecommunications, LLC(4)	079867AW7	$334	100%	10 year	180

6.550% Debentures due January 15, 2028	Ameritech Capital Funding Corporation	030955AN8	$258	100%	10 year	180

6.875% Debentures due 2027	Ameritech Capital Funding Corporation	030955AJ7	$67	100%	10 year	180

6.040% Debentures, due November 15, 2026	BellSouth, LLC(3)	079857AC2	$4	100%	10 year	175

7.300% Debentures due August 15, 2026	Indiana Bell Telephone Company, Incorporated	454614AK4	$83	100%	10 year	170

7.125% Debentures due March 15, 2026(7)	Pacific Bell Telephone Company(9)	694032AT0	$625	100%	10 year	135

7.000% Debentures, due October 1, 2025	BellSouth Telecommunications, LLC(4)	079867AM9	$168	100%	10 year	140

7.850% Debentures due January 15, 2022	Michigan Bell Telephone Company	594185AQ3	$200	100%	5 year	100

Old AT&T Notes

6.550% Global Notes due 2039	AT&T Inc.	00206RAS1	$771	100%	30 year	195

6.400% Global Notes due 2038	AT&T Inc.	00206RAN2	$261	100%	30 year	195

6.300% Global Notes due 2038	AT&T Inc.	00206RAG7	$1065	100%	30 year	195

6.500% Global Notes due 2037	AT&T Inc.	00206RAD4	$658	100%	30 year	190

6.800% Notes due 2036	AT&T Inc.	00206RAB8	$150	100%	30 year	185

6.150% Global Notes due 2034	AT&T Inc.(10)	78387GAQ6	$420	100%	30 year	180

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6.450% Global Notes due 2034	AT&T Inc.(10)	78387GAM5	$313	100%	30 year	180

(1) The 5 year Reference UST Security refers to the 2.000% U.S. Treasury Notes due October 31, 2022, the 10 year Reference UST Security refers to the 2.250% U.S. Treasury Notes due August 15, 2027 and the 30 year Reference UST Security refers to the 3.000% U.S. Treasury Notes due May 15, 2047.

(2) Inclusive of an early participation payment of $50.00 of principal amount of New 2046 Notes per $1,000 principal amount of OpCo Notes or Old AT&T Notes which is included in the total consideration.

(3) The 7.120% Debentures, due July 15, 2097, the 7.875% Debentures due 2030 and the 6.040% Debentures, due November 15, 2026, were originally issued by BellSouth Capital Funding Corporation, which subsequently merged with and into BellSouth Corporation, which subsequently converted to BellSouth, LLC.

(4) BellSouth Telecommunications, LLC converted from BellSouth Telecommunications, Inc.

(5) The 6.000% Notes due 2034, the 6.550% Notes due 2034 and the 6.875% Notes due 2031 were originally issued by BellSouth Corporation, which subsequently converted to BellSouth, LLC.

(6) AT&T Mobility LLC was formerly known as Cingular Wireless LLC.

(7) The 8.250% Senior Notes due November 15, 2031 (with an initial interest rate of 8.000%) and the 7.125% Debentures due March 15, 2026 are fully, unconditionally and irrevocably guaranteed by AT&T.

(8) New Cingular Wireless Services, Inc. was formerly known as AT&T Wireless Services, Inc.

(9) Pacific Bell Telephone Company was formerly known as Pacific Bell.

(10) AT&T Inc. was formerly known as SBC Communications Inc.

In connection with the OpCo and AT&T Exchange Offers, AT&T is also soliciting consents (the “Consent Solicitations”) from holders of the OpCo Notes to eliminate substantially all of the restrictive covenants in the indentures governing the OpCo Notes (the “OpCo Indentures”). If the proposed amendments to the OpCo Indentures are adopted, all OpCo Notes not tendered or not accepted for exchange will be governed by amended indentures, which will have less restrictive terms and afford reduced protections to the holders of those securities compared to those currently in the OpCo Indentures.

Each New AT&T Obligor Note issued in exchange for an OpCo Note will have an interest rate and maturity that is identical to the interest rate and maturity of the tendered OpCo Note, as well as identical interest payment dates and optional redemption prices. No accrued but unpaid interest will be paid on any OpCo Notes in connection with the Obligor Exchange Offer. However, interest on the applicable New AT&T Obligor Note will accrue from and include the most recent interest payment date of the tendered OpCo Note.

The OpCo and AT&T Exchange Offers are being conducted upon the terms and subject to the conditions set forth in an offering memorandum (the “OpCo and AT&T Offering Memorandum” and, together with the Maturity Extension Offering Memorandum, the “Offering Memoranda”), dated October 30, 2017, and the related letter of transmittal and consent (the “OpCo and AT&T Letter of Transmittal” and, together with the Maturity Extension Letter of Transmittal, the “Letters of Transmittal”).

The Obligor Exchange Offer is subject to certain conditions, including the condition that AT&T shall have received the necessary consents to amend each OpCo Indenture as described above. The New 2046 Exchange Offer is subject to certain conditions, including the condition that a minimum $500,000,000 aggregate principal amount of New 2046 Notes are issued in the New 2046 Exchange Offer.

October 30, 2017

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TERMS OF THE EXCHANGE OFFERS

The Maturity Extension Exchange Offers and the OpCo and AT&T Exchange Offers (collectively, the “Exchange Offers”) are only made, and the New Notes are only being offered and will only be issued, and copies of the offering documents will only be made available, to a holder of Old Notes who has certified its status as either (a) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or (b) (i) a person who is not a “U.S. person” as defined under Regulation S under the Securities Act, or a dealer or other professional fiduciary organized, incorporated or (if an individual) residing in the United States holding a discretionary account or similar account (other than an estate or trust) for the benefit or account of a non-“U.S. person”, (ii) if located or resident in any Member State of the European Economic Area which has implemented Directive 2003/71/EC , as amended, including by Directive 2010/73/EU (the “Prospectus Directive”), a “qualified investor” as defined in the Prospectus Directive and (iii) if located or resident in Canada, is located or resident in a province of Canada and is an “accredited investor” as such term is defined in National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”), and, if resident in Ontario, section 73.3(1) of the Securities Act (Ontario), in each case, that is not an individual unless that person is also a “permitted client” as defined in National Instrument 31-103 – Registration Requirements, Exemptions and Ongoing Registrant Obligations (“NI 31-103”) (each, an “Eligible Holder”).

Only Eligible Holders of Old Notes who validly tender their Old Notes at or before 5:00 p.m. New York City time on November 13, 2017, subject to any extension by AT&T (the “Early Participation Date”), who do not validly withdraw their tenders and whose Old Notes are accepted for exchange, will receive an early participation payment.

The Exchange Offers and Consent Solicitations will expire at 11:59 p.m., New York City time, on November 28, 2017, unless extended or earlier terminated by AT&T. Tenders of Old Notes submitted in the Exchange Offers at or prior to 5:00 p.m. New York City time on November 13, 2017, subject to any extension by AT&T (the “Withdrawal Deadline”), may be validly withdrawn at any time prior to the Withdrawal Deadline, but thereafter will be irrevocable, except in certain limited circumstances where additional withdrawal rights are required by law (as determined by AT&T). Tenders submitted in the Exchange Offers after the Withdrawal Deadline will be irrevocable except in the limited circumstances where additional withdrawal rights are required by law (as determined by AT&T).

The New Notes have not been registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

October 30, 2017

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This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Exchange Offers are being made solely by the Offering Memoranda and the Letters of Transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

In the United Kingdom, this press release is only being communicated to, and any other documents or materials relating to the Exchange Offers are only being distributed to and are only directed at, (i) persons who are outside the United Kingdom, (ii) investment professionals falling within Article 19(5) of the Financial Services and Markets Act (Financial Promotion) Order 2005, as amended (the “Order”) or (iii) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Articles 49(2)(a) to (d) of the Order (all such persons together being referred to as “relevant persons”). Any investment or investment activity to which this announcement relates is available only to relevant persons and will be engaged in only with relevant persons. Any person who is not a relevant person should not act or rely on this announcement or any of its contents.

Documents relating to the Exchange Offers will only be distributed to holders of Old Notes who complete and return a letter of eligibility confirming that they are Eligible Holders. Holders of Old Notes who desire a copy of the eligibility letter may contact Global Bondholders Services Corporation, the exchange agent and information agent for the Exchange Offers, at (866) 470-3900 (toll-free) or (212) 430-3774 (collect) or by email at contact@gbsc-usa.com.

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CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this news release contains forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T’s filings with the Securities and Exchange Commission and in the Offering Memoranda related to the Exchange Offers. AT&T disclaims any obligation to update or revise statements contained in this news release based on new information or otherwise.

October 30, 2017

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